Exhibit 10.22

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) dated as of December 11, 2012 is entered into by and among MUELLER INDUSTRIES, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”) and in its capacity as L/C Issuer and Swing Line Lender (each as defined in the Credit Agreement described below), each of the Lenders signatory hereto, and each of the Subsidiary Guarantors (as defined in the Credit Agreement described below) signatory hereto.  Each capitalized term used and not otherwise defined in this Amendment has the definition specified in the Credit Agreement described below.

WITNESSETH:

WHEREAS, the Borrower, the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders party thereto have entered into that certain Credit Agreement dated as of March 7, 2011 (as amended by that certain Amendment No. 1 to Credit Agreement dated as of August 12, 2011, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrower a revolving credit facility with a swing line sublimit and a letter of credit sublimit;

WHEREAS, each of the Subsidiary Guarantors has entered into the Subsidiary Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents;

WHEREAS, the Borrower has advised the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders that it desires to amend the Credit Agreement to, among other things, provide for a term loan and extend the maturity date of the revolving credit facility; and

WHEREAS, the Administrative Agent, the L/C Issuer and the Lenders are willing to amend the Credit Agreement to, among other things, provide for a term loan and to extend the maturity date of the revolving credit facility on the terms and conditions contained in this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1. Amendments to Credit Agreement.  Subject to the terms and conditions set forth herein, the Credit Agreement (including the Schedules and Exhibits attached thereto) is hereby amended such that, after giving effect to all such amendments, it shall read in its entirety as Exhibit A attached hereto.

2. Effectiveness; Condition Precedent.  The effectiveness of this Amendment and the amendments provided in Section 1 are subject to the satisfaction of the following conditions precedent:

(a) Documentation. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and the Lenders, each of the following, duly executed and acknowledged where appropriate by all parties thereto:

(i) this Amendment;

(ii) a Note in favor of each Lender requesting a Note with respect to its term loan;

(iii) a certificate of a Responsible Officer of each Loan Party certifying as to the incumbency and genuineness of the signature of each officer of such Loan Party executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Loan Party and all amendments thereto, (B) the bylaws or other governing document of such Loan Party as in effect on the date hereof, (C) resolutions duly adopted by the board of directors (or other governing body) of such Loan Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party, and (D) certificates as of a recent date of the good standing (or its equivalent) of each Loan Party under the laws of its jurisdiction of incorporation, organization or formation (or equivalent), as applicable; provided that, in the case of the documents referenced in the foregoing clauses (A) and (B), if there have been no amendments or modifications to any such document since a copy was delivered on the Closing Date, then the particular Responsible Officer need only certify that such document remains in full force and effect without amendment or modification since the Closing Date;

(iv) a favorable opinion of Willkie Farr & Gallagher LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender;

(v) a certificate of a Responsible Officer of each Loan Party either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of this Amendment and the other Loan Documents (after giving effect to this Amendment) to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;

(vi) a certificate of a Responsible Officer of the Borrower certifying that (A) the conditions specified in Sections 4.02(a) and (b) of the Credit Agreement have been satisfied, and (B) there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect; and

(vii) a Loan Notice delivered in accordance with Section 2.02 of the Credit Agreement (after giving effect to the Amendment).

(b) Paydown of Specified Indebtedness. The Borrower shall have delivered evidence that, concurrently with the funding of the Term Loans on the date hereof, all outstanding Committed Loans are being paid in full with the proceeds of the Term Loans.

(c) Fees and Expenses. The Borrower shall have paid, or concurrently with the funding of the Term Loans on the date hereof will pay, all fees and expenses due the Administrative Agent, the Arrangers, the Lender and counsel for the Administrative Agent as of the date hereof.

3. Consent of the Subsidiary Guarantors.  Each Subsidiary Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Subsidiary Guaranty and the other Loan Documents to which such Subsidiary Guarantor is a party (including without limitation the continuation of such Subsidiary Guarantor’s payment and performance obligations thereunder, in each case upon and after the effectiveness of this Amendment, the amendments contemplated hereby and the incurrence of Indebtedness with respect to the term loans contemplated hereby; it being understood that such payment and performance obligations extend to the term loans contemplated hereby) and the enforceability of the Subsidiary Guaranty and such other Loan Documents against such Subsidiary Guarantor in accordance with its terms.

4. Representations and Warranties.  In order to induce the Administrative Agent, the Lenders, the Swing Line Lender and the L/C Issuer to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent, the Swing Line Lender, such Lenders and the L/C Issuer as follows:

(a) The representations and warranties made by it in Article V of the Credit Agreement, and by each Loan Party in each of the Loan Documents to which such Loan Party is a party, are true and correct in all material respects on and as of the date hereof, except that (i) if a qualifier relating to materiality or Material Adverse Effect applies, such representation or warranty is true and correct in all respects and (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (except that if a qualifier relating to materiality or Material Adverse Effect applies, such representation or warranty is true and correct in all respects as of such earlier date).

(b) Since the date of the most recent financial reports of the Borrower delivered pursuant to Section 6.01 of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

(c) This Amendment has been duly authorized, executed and delivered by the Borrower and the Subsidiary Guarantors party hereto and constitutes a legal, valid and binding obligation of such Person, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d) No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.

5. Fees and Expenses.  The Borrower shall pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees, charges and disbursements of one counsel for the Administrative Agent.

6. Entire Agreement.  This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

7. Full Force and Effect of Amendment.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

8. Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

9. Governing Law.  This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

10. Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

11. References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as from time to time hereafter further amended, modified, supplemented, restated or amended and restated.

12. Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrower, each Subsidiary Guarantor, the Administrative Agent, each Lender, the Swing Line Lender, the L/C Issuer and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Credit Agreement to be executed as of the date first above written.

BORROWER:

MUELLER INDUSTRIES, INC.

By:
Name:
Title:

SUBSIDIARY GUARANTORS:

EXTRUDED METALS, INC.
ITAWAMBA INDUSTRIAL GAS COMPANY, INC.
MUELLER BRASS CO.
MUELLER BRASS FORGING COMPANY, INC.
MUELLER COPPER TUBE COMPANY, INC.
MUELLER COPPER TUBE PRODUCTS, INC.
MUELLER EAST, INC.
MUELLER FITTINGS COMPANY, INC.
MUELLER IMPACTS COMPANY, INC.
MUELLER INDUSTRIAL REALTY CO.
MUELLER PLASTICS CORPORATION, INC.
MUELLER PRESS COMPANY, INC.
MUELLER STREAMLINE CO.
MUELLER SOUTHEAST, INC. (f/k/a Precision Tube Company, Inc.

By:
Name:
Title:

MUELLER REFRIGERATION, LLC

By:	LINCOLN BRASS WORKS, INC., Managing Member

By:
Name:
Title:

MUELLER FITTINGS, LLC

By:	MUELLER COPPER TUBE COMPANY, INC., Managing Member

By:
Name:
Title:

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as
Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

By:
Name:
Title:

REGIONS BANK, as a Lender and Co-Syndication Agent

By:
Name:
Title:

SUNTRUST BANK, as a Lender and Co-Syndication Agent

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and Co-Documentation Agent

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as a Lender and Co-Documentation Agent

By:
Name:
Title:

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

HSBC BANK USA, NA, as a Lender

By:
Name:
Title: